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                                                                 EXHIBIT 10.14.1

                   CONSENT AND WAIVER AND AMENDMENT TO AMENDED
                 AND RESTATED LOAN AGREEMENT AND PROMISSORY NOTE

Dated as of:  January 31, 2003

Parties:      Lithia Financial Corporation                               ("LFC")

              Lithia Motors, Inc.                                        ("LMI")

              Lithia Salmir, Inc.                                        ("LSI")

              Lithia Aircraft, Inc.                                      ("LAI")

And:          U.S. BANK NATIONAL ASSOCIATION                          ("Lender")

      This Agreement amends (a) the Amended and Restated Loan Agreement between the parties dated as of December 28, 2001, (the "Loan Agreement"); and (b) the promissory note executed by Borrower dated December 28, 2001, in the original principal amount of $27,500,000 ("Note").

      For valuable consideration, the parties agree as follows:

      1. AMENDMENTS TO LOAN AGREEMENT.

            1.1 The definition of Revolving Loan Termination date in Section 1.1 of the Loan Agreement is deleted and replaced with the following:

            "Revolving Loan Termination Date" means March 31, 2004.

            1.2 Section 3.3.3 of the Loan Agreement is deleted and replaced with the following:

            3.3.3 PRINCIPAL PAYMENTS. The principal balance of the Revolving Note shall be due and payable on March 31, 2004.

      2. Section 11.3 of the Loan Agreement is deleted and replaced with the following:

            11.3 GUARANTIES, ETC. LFC shall not assume, guarantee, endorse or otherwise become directly or contingently liable for, nor obligated to purchase, pay or provide funds for payment of, any obligation or indebtedness of any other Person. Notwithstanding the foregoing, LFC may guarantee the indebtedness of LMI to the lenders under a $200,000,000 revolving line of credit facility on which DaimlerChrysler Services North America LLC, is the Agent and Lead Lender.

      3. Section 11.6 of the Loan Agreement is deleted and replaced with the following:


CONSENT AND WAIVER AND AMENDMENT TO AMENDED
AND RESTATED LOAN AGREEMENT AND PROMISSORY NOTE- 1
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            11.6 LIMITATIONS ON DIVIDENDS. It shall not declare or pay any dividend on any class of its capital stock (except those payable solely in its capital stock); or purchase, redeem or otherwise make any distribution with respect to such capital stock; provided, however, that it may make such dividends, purchases, redemptions or distributions so long as no Default exists or would exist after giving effect thereto.

      4. AMENDMENT TO PROMISSORY NOTE. Section 6a of the Note is deleted and replaced with the following:

            a. PRINCIPAL. Principal shall be paid on March 31, 2004 ("Maturity Date").

      5. CONSENT AND WAIVER. The Loan Parties have informed Lender that LMI has repurchased approximately 40,000 shares of its capital stock (the "Repurchase") and have asked Lender, pursuant to Section 11.6 of the Loan Agreement, to consent to such Repurchase. Lender hereby consents to the Repurchase and waives any Event of Default which may exist as a result of the Repurchase.

      6. CONDITIONS PRECEDENT. The effectiveness of this Agreement is subject to satisfaction of each of the following conditions:

            6.1 Lender has received executed originals of this Agreement and such other Loan Documents as Lender requires and each Loan Party has provided such information and satisfied such requirements as Lender reasonably requires.

            6.2 No Default has occurred and is continuing.

            6.3 All representations and warranties in the Loan Agreement are true and correct as of the date of this Agreement.

      7. DEFINED TERMS. Capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement.

      8. REAFFIRMATION. Each Loan Party reaffirms the representations and warranties in each of the existing Loan Documents and agrees that (a) except as amended previously or in connection herewith, each Loan Document is and shall remain valid and enforceable in accordance with its terms and (b) such Loan Party has no claims, defenses, setoffs, counterclaims or claims for recoupment against Lender or the indebtedness and obligations represented by the Notes, Guaranties, LC Agreements, Letter of Credit, and other Loan Documents.

      9. EXPENSES. Borrower shall pay all costs, fees and expenses incurred by Lender in connection with the preparation, negotiation, execution, and delivery of this Agreement and any other document required to be furnished herewith, including without limitation the charges of Lender's legal counsel.


CONSENT AND WAIVER AND AMENDMENT TO AMENDED
AND RESTATED LOAN AGREEMENT AND PROMISSORY NOTE- 2
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      10. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of said counterparts taken together shall be deemed to constitute but one document.

      11. DISCLOSURE.

      UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY LENDERS AFTER OCTOBER 3, 1989, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY THE LENDER TO BE ENFORCEABLE.

EACH LOAN PARTY ACKNOWLEDGES RECEIPT OF A COPY OF THIS AGREEMENT.

LITHIA FINANCIAL CORPORATION              LITHIA MOTORS, INC.

By:__________________________________     By:___________________________________
Its:_________________________________     Its:__________________________________


LITHIA SALMIR, INC.                       LITHIA AIRCRAFT, INC.

By:__________________________________     By:___________________________________
Its:_________________________________     Its:__________________________________


U.S. BANK NATIONAL ASSOCIATION

By:__________________________________
Its:_________________________________


CONSENT AND WAIVER AND AMENDMENT TO AMENDED
AND RESTATED LOAN AGREEMENT AND PROMISSORY NOTE- 3